UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 22, 2019
Date of report (Date of earliest event reported)
ROADRUNNER TRANSPORTATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1431 Opus Place, Suite 530 Downers Grove, Illinois		60515
(Address of Principal Executive Offices)		(Zip Code)
(414) 615-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Grant of Stock Options
On May 22, 2019, our compensation committee granted Curtis W. Stoelting (Chief Executive Officer), Michael L. Gettle (President, Chief Operating Officer and Secretary) and Terence R. Rogers (Executive Vice President and Chief Financial Officer) seven-year non-qualified stock options to purchase 78,740, 78,740 and 29,528 shares of our common stock, respectively, each with an exercise price equal to $12.50 per share (which was above the closing price of our common stock of $12.26 on the grant date), with one-third of such options vesting on each of May 22, 2020, 2021 and 2022.
The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants and agreements contained in the form of Stock Option Agreement, and is subject to and qualified in its entirety by reference to the form of Stock Option Agreement attached as Exhibit 10.54 to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 filed with the Securities and Exchange Commission on May 6, 2019 and incorporated by reference into this Item 5.02.
Grant of Performance Restricted Stock Units
On May 22, 2019, our compensation committee granted performance-based restricted stock units (“PRSUs”) to eligible employees, including certain of our named executive officers. Our compensation committee granted Messrs. Stoelting, Gettle and Rogers a target number of PRSUs equal to 40,000, 40,000 and 15,000 shares of our common stock, respectively. PRSU awards are intended to reward employees to the extent we achieve specific performance goals.
The PRSUs may be earned based on (a) the performance of our common stock over the three-year period beginning on May 15, 2019 and ending on May 15, 2022 (the “Performance Period) (the “TSR Performance Metric”) and (b) the relative performance of our common stock against a peer group selected by our compensation committee (the “TSR Peer Group”) over the Performance Period (the “TSR Relative Performance Metric”) (the actual number of PRSUs earned will be the greater of the number of PRSUs earned using the TSR Performance Metric and the TSR Relative Performance Metric).
If the performance of our common stock does not improve by at least 10% during the Performance Period, then no PRSUs under the TSR Performance Metric will be earned. If the performance of our common stock improves by 10% during the Performance Period, then 25% of the target number of PRSUs under the TSR Performance Metric will be earned. If the performance of our common stock improves by more than 10% but less than 30% during the Performance Period, then a percentage of the target number of PRSUs under the TSR Performance Metric equal to between 25% and 100% will be earned on a straight-line basis, with 100% of the target number of PRSUs being earned if the performance of our common stock improves by 30% during the Performance Period. If the performance of our common stock improves by more than 30% but less than 50% during the Performance Period, then a percentage of the target number of PRSUs under the TSR Performance Metric equal to between 100% and 175% will be earned on a straight-line basis, with 175% of the target number of PRSUs being earned if the performance of our common stock improves by 50% during the Performance Period. If the performance of our common stock improves by more than 50% but less than 70% during the Performance Period, then a percentage of the target number of PRSUs under the TSR Performance Metric equal to between 175% and 250% will be earned on a straight-line basis, with 250% of the target number of PRSUs (the maximum number of PRSUs) being earned if the performance of our common stock improves by 70% or more during the Performance Period.
If the relative performance of our common stock does not equal or exceed the relative performance of the TSR Peer Group by at least 25% during the Performance Period, then no PRSUs under the TSR Relative Performance Metric will be earned. If the relative performance of our common stock exceeds the relative performance of the TSR Peer Group by 25% during the Performance Period, then 5% of the target number of PRSUs under the TSR Relative

Performance Metric will be earned. If the relative performance of our common stock exceeds the relative performance of the TSR Peer Group by over 25% but less than 50% during the Performance Period, then a percentage of the target number of PRSUs under the TSR Relative Performance Metric equal to between 5% and 100% will be earned on a straight-line basis, with 100% of the target number of PRSUs being earned if the relative performance of our common stock exceeds the relative performance of the TSR Peer Group by 50% during the Performance Period. If the relative performance of our common stock exceeds the relative performance of the TSR Peer Group by over 50% but less than 75% during the Performance Period, then a percentage of the target number of PRSUs under the TSR Relative Performance Metric equal to between 100% and 195% will be earned on a straight-line basis, with 195% of the target number of PRSUs being earned if the relative performance of our common stock exceeds the relative performance of the TSR Peer Group by 75% during the Performance Period. If the relative performance of our common stock exceeds the relative performance of the TSR Peer Group by over 75% but less than 90% during the Performance Period, then a percentage of the target number of PRSUs under the TSR Relative Performance Metric equal to between 195% and 250% will be earned on a straight-line basis, with 250% of the target number of PRSUs (the maximum number of PRSUs) being earned if the relative performance of our common stock exceeds the relative performance of the TSR Peer Group by 90% or more during the Performance Period.
Recipients of PRSUs generally must remain employed by us on a continuous basis through the end of the Performance Period in order to receive any amount of the PRSUs earned, except that recipients may be entitled to accelerated delivery of a portion of unvested PRSUs in the case of the recipient’s death or disability, or upon a change in control.
The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants and agreements contained in the form of Performance Restricted Stock Unit Agreement, and is subject to and qualified in its entirety by reference to the form of Performance Restricted Stock Unit Agreement attached as Exhibit 10.56 to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 filed with the Securities and Exchange Commission on May 6, 2019 and incorporated by reference into this Item 5.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: May 29, 2019	By:	/s/ Terence R. Rogers
Terence R. Rogers
Chief Financial Officer